CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND

Schedule of investments (unaudited)	December 31, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 93.0%
COMMUNICATION SERVICES - 0.3%
Media - 0.3%
Eutelsat Communications SA	12,710	$143,847	(a)

ENERGY - 8.1%
Oil, Gas & Consumable Fuels - 8.1%
Enbridge Inc.	47,507	1,519,373
Gibson Energy Inc.	36,340	586,967
TC Energy Corp.	25,245	1,026,341
Williams Cos. Inc.	38,247	766,852

TOTAL ENERGY		3,899,533

INDUSTRIALS - 12.2%
Transportation Infrastructure - 12.2%
Aena SME SA	2,424	423,272	*(a)(b)
Atlas Arteria Ltd.	452,292	2,269,100	(a)
Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	61,300	683,866	*
Sydney Airport	143,713	710,724	*(a)
Transurban Group	165,876	1,748,508	(a)

TOTAL INDUSTRIALS		5,835,470

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
Crown Castle International Corp.	5,978	951,638

UTILITIES - 70.4%
Electric Utilities - 40.4%
AusNet Services	1,075,940	1,462,597	(a)
CFE Capital S de RL de CV	718,436	1,028,942
Edison International	17,980	1,129,504
EDP - Energias de Portugal SA	311,947	1,965,724	(a)
Emera Inc.	40,640	1,727,256
Exelon Corp.	27,624	1,166,285
Red Electrica Corp. SA	119,506	2,457,176	(a)
Southern Co.	25,554	1,569,782
Spark Infrastructure Group	990,954	1,613,285	(a)
SSE PLC	108,400	2,234,241	(a)
Terna Rete Elettrica Nazionale SpA	168,912	1,288,751	(a)
Transmissora Alianca de Energia Eletrica SA	256,600	1,646,544

Total Electric Utilities		19,290,087

See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2020 Quarterly Report	1

CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2020

SECURITY		SHARES	VALUE
Gas Utilities - 7.7%
APA Group		57,000	$424,399	(a)
Enagas SA		57,046	1,252,639	(a)
Snam SpA		359,543	2,019,048	(a)

Total Gas Utilities			3,696,086

Independent Power and Renewable Electricity Producers - 11.8%
Brookfield Renewable Corp., Class A Shares		34,928	2,035,255
Clearway Energy Inc., Class C Shares		59,509	1,900,122
NextEra Energy Partners LP		25,614	1,717,419

Total Independent Power and Renewable Electricity Producers			5,652,796

Multi-Utilities - 6.6%
National Grid PLC		134,191	1,598,292	(a)
Public Service Enterprise Group Inc.		26,529	1,546,641

Total Multi-Utilities			3,144,933

Water Utilities - 3.9%
Aguas Andinas SA, Class A Shares		3,204,104	1,032,664
United Utilities Group PLC		68,550	843,143	(a)

Total Water Utilities			1,875,807

TOTAL UTILITIES			33,659,709

TOTAL COMMON STOCKS (Cost - $39,259,356)			44,490,197

RATE
PREFERRED STOCKS - 2.2%
UTILITIES - 2.2%
Electric Utilities - 2.2%
Cia de Transmissao de Energia Eletrica Paulista (Cost - $830,468)	0.176%	197,300	1,056,354

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $40,089,824)			45,546,551

SHORT-TERM INVESTMENTS - 1.8%
Invesco Government & Agency Portfolio, Institutional Class (Cost - $826,897)	0.030%	826,897	826,897

TOTAL INVESTMENTS - 97.0% (Cost - $40,916,721)			46,373,448
Other Assets in Excess of Liabilities - 3.0%			1,457,612

TOTAL NET ASSETS - 100.0%			$47,831,060

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

2	ClearBridge Global Infrastructure Income Fund 2020 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Global Infrastructure Income Fund (prior to February 1, 2020, known as RARE Global Infrastructure Income Fund, and prior to December 19, 2019, known as RARE Global Infrastructure Value Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective November 8, 2019, the Fund’s classification changed from non-diversified to diversified.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

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Notes to Schedule of Investments (unaudited) (continued)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Communication Services	—	$143,847	—	$143,847
Industrials	$683,866	5,151,604	—	5,835,470
Utilities	16,500,414	17,159,295	—	33,659,709
Other Common Stocks	4,851,171	—	—	4,851,171
Preferred Stocks	1,056,354	—	—	1,056,354

Total Long-Term Investments	23,091,805	22,454,746	—	45,546,551

Short-Term Investments†	826,897	—	—	826,897

Total Investments	$23,918,702	$22,454,746	—	$46,373,448

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

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